UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2020

Park Hotels & Resorts Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37795	36-2058176
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1775 Tysons Blvd., 7th Floor, Tysons, VA		22102
(Address of Principal Executive Offices)		(Zip Code)

(571) 302-5757

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	PK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On April 24, 2020, Park Hotels & Resorts Inc. (the “Company”) held its 2020 annual meeting of stockholders (the “Annual Meeting”). Stockholders voted as set forth below on the proposals presented for a vote. Each such proposal is described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A, as filed with the Securities and Exchange Commission on March 12, 2020.

Proposal 1. Election of Directors

The Company’s stockholders elected the ten persons listed below to serve as directors until the 2021 annual meeting of stockholders and until their successors have been duly elected and qualify, based upon the following votes:

	For	Against	Abstain	Broker Non-Votes
Thomas J. Baltimore, Jr.	196,698,322	11,669,903	4,239,603	13,180,568
Gordon M. Bethune	209,970,087	2,328,386	309,355	13,180,568
Patricia M. Bedient	210,505,116	1,794,194	308,518	13,180,568
Thomas D. Eckert	211,316,646	979,166	312,016	13,180,568
Geoffrey M. Garrett	211,312,406	983,076	312,346	13,180,568
Christie B. Kelly	211,410,771	886,663	310,394	13,180,568
Sen. Joseph I. Lieberman	209,904,400	2,395,631	307,797	13,180,568
Thomas A. Natelli	211,288,196	1,008,965	310,667	13,180,568
Timothy J. Naughton	202,074,567	10,221,833	311,428	13,180,568
Stephen I. Sadove	208,148,897	4,145,709	313,222	13,180,568

Proposal 2.   Advisory Vote to Approve Compensation of Named Executive Officers

The Company’s stockholders approved, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers based upon the following votes:

For	Against	Abstain	Broker Non-Votes
203,996,267	8,175,103	436,458	13,180,568

Proposal 3.  Ratification of the Appointment of Ernst & Young LLP

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 based upon the following votes:

For	Against	Abstain	Broker Non-Votes
225,223,694	190,393	374,309	--

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Park Hotels & Resorts Inc.

Date: April 24, 2020	By:	/s/ Sean M. Dell’Orto
Sean M. Dell’Orto
Executive Vice President and Chief Financial Officer